Supplement to the Prospectus dated December 6, 1996

         MANAGEMENT  AND   ADMINISTRATION-Investment   Manager,   Administrator,
Distributor and Sub-Adviser

         Neuberger & Berman International Portfolio - Felix Rovelli is on a leave of absence as manager of the Portfolio attending to a personal matter. Valerie Chang is currently responsible for the day-to-day management of the Portfolio. Ms. Chang is an Assistant Vice President of N&B Management and was an assistant portfolio manager for the Portfolio from December 2, 1996 until June 1, 1997. She served as a senior securities analyst for a mutual fund company from 1995 until December, 1996 and an associate in the investment banking division of two major investment banks from 1994 until 1995 and 1993 until 1994. Robert Cresci no longer has responsibility for the management of the Portfolio.

The information set forth in the December 17, 1996 supplement to the Prospectus which shows Felix Rovelli's performance record prior to the inception of the Portfolio is not the performance of the current portfolio manager, and therefore is no longer relevant.

         The date of this Supplement is June 2, 1997.